Exhibit 4.1

Execution Version

FIRST SUPPLEMENTAL INDENTURE

THIS FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”), entered into as of August 8, 2023 among SEADRILL FINANCE LIMITED, an exempted company incorporated under the laws of Bermuda (the “Issuer”), SEADRILL LIMITED, an exempted company incorporated under the laws of Bermuda (the “Company”), as a guarantor, the other guarantors set out in Schedule 1 hereto (each, together with the Company, an “Issue Date Guarantor”) and GLAS TRUST COMPANY LLC, as trustee (the “Trustee”) and collateral trustee (the “Collateral Trustee”).

RECITALS

WHEREAS, the Issuer, the Issue Date Guarantors party thereto, the Trustee and the Collateral Trustee entered into an Indenture, dated as of July 27, 2023 (as amended and supplemented to date, the “Indenture”), to provide for the issuance on the date thereof of $500,000,000 aggregate principal amount of the Issuer’s 8.375% Senior Secured Second Lien Notes due 2030 (the “Original Notes”);

WHEREAS, the Issuer desires to issue an additional $75,000,000 in aggregate principal amount of its 8.375% Senior Secured Second Lien Notes due 2030 (the “Additional Notes”, and together with the Original Notes, the “Notes”) under the Indenture;

WHEREAS, Section 2.01 of the Indenture provides that, subject to compliance with the Indenture (including Sections 2.03, 4.04 and 4.06 thereof), the Issuer shall be entitled to issue additional notes under the Indenture in an unlimited principal amount which shall have the terms set forth in the Indenture (other than issue prices, issuance dates and, if applicable, with respect to interest payable on the first interest payment date after issuance);

WHEREAS, pursuant to Section 9.01(h) of the Indenture, without the consent of any Noteholder, the Issuer, the Issue Date Guarantors and the Trustee are authorized to execute and deliver this First Supplemental Indenture to provide for the Additional Notes in accordance with the limitations set forth therein;

WHEREAS, the Issuer and the Issue Date Guarantors have duly authorized the execution and delivery of this First Supplemental Indenture to provide for the issuance of the Additional Notes under the Indenture; and

WHEREAS, the Issuer has delivered to the Trustee such certificates or opinions as may be required or requested pursuant to the Indenture;

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this First Supplemental Indenture hereby agree as follows:

1

Section 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

Section 2. As of the date hereof, the Issuer will issue $75,000,000 in aggregate principal amount of Additional Notes under the Indenture, having terms identical to the Original Notes (other than as set forth herein), at an issue price of 100.750% plus accrued and unpaid interest, from, and including, July 27, 2023 to, but excluding, the date hereof, in one or more Global Notes in the form attached as Exhibit A to the Indenture. The Original Notes and the Additional Notes shall be treated as a single class for all purposes under the Indenture and shall be identical in all respects other than issue price and issuance dates. The Additional Notes shall be redeemable on identical terms to the Notes in accordance with Article III of the Indenture. The Additional Notes will bear temporary Common Codes and ISIN numbers for up to 30 days after the date hereof and, thereafter, will bear identical Common Codes and ISIN numbers as the respective Original Notes represented, as the case may be, by a Regulation S Global Note or a Rule 144A Global Note. For all purposes of the Indenture, the term “Notes” shall include the Additional Notes. On or before the date that is 30 days following the issue date of the Additional Notes, the Issuer shall cause (i) any beneficial interests in Additional Notes in the form of temporary Regulation S Global Notes (CUSIP No. G8001GAB5, ISIN No. USG8001GAB52) to be exchanged for beneficial interests in the form of a permanent Regulation S Global Note (CUSIP No G8001GAA7, ISIN No. USG8001GAA79), and (ii) any beneficial interests in Additional Notes in the form of temporary Rule 144A Global Notes (CUSIP No. 81172QAB0, ISIN No. US81172QAB05) to be exchanged for beneficial interests in the form of a permanent Rule 144A Global Note (CUSIP No 81172QAA2, ISIN No. US81172QAA22), in each case pursuant to the applicable procedures of the Depository. The Issuer shall deliver written notice to the Depository commencing the mandatory exchange and the Issuer shall deliver to the Trustee an Authentication Order to authenticate a new global note, along with an Officer’s Certificate and an Opinion of Counsel.

Section 3. Each Issue Date Guarantor, by its execution of this First Supplemental Indenture, agrees and reaffirms that (i) it is a Guarantor under the Indenture and bound by the terms of the Indenture applicable to Guarantors, including, but not limited to, Article 10 thereof and that such Guarantees continue to be in full force and effect; (ii) all of the Liens and security interests created and arising under the Collateral Documents (as amended) remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its obligations, liabilities and indebtedness under the Indenture (for the avoidance of doubt, as amended by this First Supplemental Indenture), in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, the Indenture; and (iii) all of its obligations, liabilities and indebtedness under the Indenture, in each case after giving effect to this First Supplemental Indenture, including such Issue Date Guarantor’s Guarantees and the pledge of and/or grant of a Lien and/or other security interest in such Issue Date Guarantor’s assets as Collateral pursuant to the Collateral Documents to secure such Obligations (including, for the avoidance of doubt, the Additional Notes), all as provided in the Collateral Documents and such other security documents, continue in full force and effect in respect of, and to secure, such Obligations (including, for the avoidance of doubt, the Additional Notes) under the Indenture, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, the Indenture.

2

Section 4. This First Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York, but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby. For the avoidance of doubt, any disputes arising under or relating to this First Supplemental Indenture or any Related Proceedings shall be subject to the non-exclusive jurisdiction of any New York State or United States Federal court sitting in The City of New York, Borough of Manhattan and each party to this First Supplemental Indenture agrees that Section 12.09 of the Indenture shall continue to apply to this First Supplemental Indenture.

Section 5. This First Supplemental Indenture and the Additional Notes may be signed in various counterparts which together will constitute one and the same instrument. Delivery of an executed signature page by facsimile or electronic transmission (e.g. “pdf” or “tif”), or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www.docusign.com, shall be effective as delivery of a manually executed counterpart hereof.

Section 6. This First Supplemental Indenture is an amendment supplemental to the Indenture, and the Indenture and this First Supplemental Indenture will henceforth be read together.

Section 7. The recitals and statements herein are deemed to be those of the Issuer and the Issue Date Guarantors and not the Trustee or the Collateral Trustee. The Trustee and the Collateral Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or the Note Guaranties provided by the Issue Date Guarantors party to this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer and the Issue Date Guarantors.

Section 8. All notices or other communications to the Issuer and the Issue Date Guarantors shall be given as provided in Section 12.02 of the Indenture.

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IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.

ISSUER:

EXECUTED as a deed by SEADRILL FINANCE LIMITED	)
)
	)	/s/ Grant Creed
acting by an authorized signatory	)	Signature of authorized signatory
Name: Grant Creed

in the presence of:
Witness’ Signature	/s/ Brandon Ivan Payne
Name:	Brandon Ivan Payne
Address:	ADDRESS REDACTED

[Phoenix II - Signature page to the First Supplemental Indenture]

ISSUE DATE GUARANTORS:

EXECUTED as a deed by SEADRILL LIMITED	)	/s/ Grant Creed
	)	Signature of authorized signatory
Name: Grant Creed
acting by an authorized signatory

in the presence of:
Witness’ Signature	/s/ Brandon Ivan Payne
Name:	Brandon Ivan Payne
Address:	ADDRESS REDACTED

[Phoenix II - Signature page to the First Supplemental Indenture]

EXECUTED as a deed by SEADRILL RIG HOLDING COMPANY LIMITED	)
)
	)	/s/ James Ferrow
acting by an authorized signatory	)	Signature of authorized signatory
Name: James Ferrow

in the presence of:
Witness’ Signature	/s/ Harry McGrath
Name:	Harry McGrath Trainee Solicitor
Address:	ADDRESS REDACTED

EXECUTED as a DEED	)
by SEADRILL TREASURY UK LIMITED	)
acting by	)

/s/ James Ferrow		/s/ Harry McGrath
Director / Authorized signatory		Witness (delete as appropriate)
Name: James Ferrow		Name: Harry McGrath

[Phoenix II - Signature page to the First Supplemental Indenture]

EXECUTED as a deed by SEADRILL GEMINI LTD.		)
)
acting by an authorized signatory		)	/s/ James Ferrow
		)	Signature of authorized signatory Name: James Ferrow
in the presence of:
Witness’ Signature	/s/ Harry McGrath
Name:	Harry McGrath
Address:	Trainee Solicitor ADDRESS REDACTED

EXECUTED as a deed by SEADRILL ECLIPSE LTD.		)
)
acting by an authorized signatory		)	/s/ James Ferrow
		)	Signature of authorized signatory Name: James Ferrow
in the presence of:
Witness’ Signature	/s/ Harry McGrath
Name:	Harry McGrath
Address:	Trainee Solicitor ADDRESS REDACTED

[Phoenix II - Signature page to the First Supplemental Indenture]

EXECUTED as a deed by SEADRILL CARINA LTD.		)
)
acting by an authorized signatory		)	/s/ James Ferrow
		)	Signature of authorized signatory Name: James Ferrow
in the presence of:
Witness’ Signature	/s/ Harry McGrath
Name:	Harry McGrath
Address:	Trainee Solicitor ADDRESS REDACTED

[Phoenix II - Signature page to the First Supplemental Indenture]

EXECUTED as a deed by SEADRILL TELLUS LTD.		)
)
acting by an authorized signatory		)	/s/ James Ferrow
		)	Signature of authorized signatory Name: James Ferrow
in the presence of:
Witness’ Signature	/s/ Harry McGrath
Name:	Harry McGrath
Address:	Trainee Solicitor ADDRESS REDACTED

EXECUTED as a deed by SEADRILL SATURN LTD.		)
)
acting by an authorized signatory		)	/s/ James Ferrow
		)	Signature of authorized signatory Name: James Ferrow
in the presence of:
Witness’ Signature	/s/ Harry McGrath
Name:	Harry McGrath
Address:	Trainee Solicitor ADDRESS REDACTED

[Phoenix II - Signature page to the First Supplemental Indenture]

EXECUTED as a deed by SEADRILL JUPITER LTD.
)
)
acting by an authorized signatory	)	/s/ James Ferrow
	)	Signature of authorized signatory Name: James Ferrow

in the presence of:
Witness’ Signature	/s/ Harry McGrath
Name:	Harry McGrath
Address:	Trainee Solicitor
ADDRESS REDACTED

EXECUTED as a deed by SEADRILL POLARIS LTD.
)
)
acting by an authorized signatory	)	/s/ James Ferrow
	)	Signature of authorized signatory Name: James Ferrow

in the presence of:
Witness’ Signature	/s/ Harry McGrath
Name:	Harry McGrath
Address:	Trainee Solicitor
ADDRESS REDACTED

[Phoenix II - Signature page to the First Supplemental Indenture]

EXECUTED as a DEED	)
by SEADRILL UK LTD	)
acting by	)

/s/ James Ferrow		/s/ Harry McGrath
Director / Authorized signatory		Witness (delete as appropriate)
Name: James Ferrow		Name: Harry McGrath

EXECUTED as a deed by SEADRILL GLOBAL SERVICES LTD.
)
)
acting by an authorized signatory	)	/s/ James Ferrow
	)	Signature of authorized signatory
Name: James Ferrow

in the presence of:
Witness’ Signature	/s/ Harry McGrath
Name:	Harry McGrath
Address:	Trainee Solicitor
ADDRESS REDACTED

EXECUTED as a DEED	)
by SEADRILL MANAGEMENT LTD.	)
acting by	)

/s/ James Ferrow		/s/ Harry McGrath
Director / Authorized signatory		Witness (delete as appropriate)
Name: James Ferrow		Name: Harry McGrath

[Phoenix II - Signature page to the First Supplemental Indenture]

EXECUTED as a deed by NORTH ATLANTIC PHOENIX LTD.
)
)
acting by an authorized signatory	)	/s/ James Ferrow
	)	Signature of authorized signatory
Name: James Ferrow

in the presence of:
Witness’ Signature	/s/ Harry McGrath
Name:	Harry McGrath
Address:	Trainee Solicitor
ADDRESS REDACTED

EXECUTED as a deed by NORTH ATLANTIC ELARA LTD.
)
)
acting by an authorized signatory	)	/s/ James Ferrow
	)	Signature of authorized signatory
Name: James Ferrow

in the presence of:
Witness’ Signature	/s/ Harry McGrath
Name:	Harry McGrath
Address:	Trainee Solicitor
ADDRESS REDACTED

[Phoenix II - Signature page to the First Supplemental Indenture]

EXECUTED as a deed by SEADRILL NORWAY OPERATIONS LTD.		) )

acting by an authorized signatory		)	/s/ James Ferrow
		)	Signature of authorized signatory Name: James Ferrow
in the presence of:
Witness’ Signature	/s/ Harry McGrath
Name:	Harry McGrath
Address:	Trainee Solicitor ADDRESS REDACTED

EXECUTED as a deed by SEADRILL SEVAN HOLDINGS LIMITED		)

acting by an authorized signatory		)	/s/ James Ferrow
		)	Signature of authorized signatory Name: James Ferrow
in the presence of:
Witness’ Signature	/s/ Harry McGrath
Name:	Harry McGrath
Address:	Trainee Solicitor ADDRESS REDACTED

[Phoenix II - Signature page to the First Supplemental Indenture]

EXECUTED as a deed by SEADRILL INVESTMENT HOLDING COMPANY LIMITED		) )

acting by an authorized signatory		)	/s/ James Ferrow
		)	Signature of authorized signatory Name: James Ferrow
in the presence of:
Witness’ Signature	/s/ Harry McGrath
Name:	Harry McGrath
Address:	Trainee Solicitor ADDRESS REDACTED

EXECUTED as a deed by SEADRILL NORTH ATLANTIC HOLDINGS LIMITED		)
acting by an authorized signatory		)	/s/ James Ferrow
		)	Signature of authorized signatory Name: James Ferrow
in the presence of:
Witness’ Signature	/s/ Harry McGrath
Name:	Harry McGrath
Address:	Trainee Solicitor ADDRESS REDACTED

[Phoenix II - Signature page to the First Supplemental Indenture]

AQUADRILL OPERATING LP

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

AQUADRILL LLC

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL AMERICAS, INC.

By:	/s/ Todd Strickler
Name: Todd Strickler
Title: Authorized Signatory

AQUADRILL OPCO SUB LLC

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

AQUADRILL CAPRICORN HOLDINGS LLC

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL GULF OPERATIONS NEPTUNE LLC

By:	/s/ Todd Strickler
Name: Todd Strickler
Title: Authorized Signatory

[Phoenix II - Signature page to the First Supplemental Indenture]

SEVAN DRILLING NORTH AMERICA LLC

By:	/s/ Todd Strickler
Name: Todd Strickler
Title: Authorized Signatory

EASTERN DRILLING AS

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL OFFSHORE AS

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

EXECUTED as a DEED for and on behalf of SEADRILL DEEPWATER DRILLSHIP LTD. in the presence of:

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

Witness:

By:	/s/ Harry McGrath
Name: Harry McGrath
Occupation: Trainee Solicitor
Address: ADDRESS REDACTED

SEADRILL NEPTUNE HUNGARY KFT.

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

[Phoenix II - Signature page to the First Supplemental Indenture]

SEVAN LOUISIANA HUNGARY KFT.

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL AURIGA HUNGARY KFT.

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL VELA HUNGARY KFT.

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

AQUADRILL CHINA OPERATIONS LTD.
S. À R.L.[1]

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL MOBILE UNITS NIGERIA LIMITED

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

[1]

Aquadrill China Operations Ltd. S.à r.l. is a private limited liability company (société privée à responsabilité limitée) incorporated and existing under the laws of the Grand Duchy of Luxembourg, with registered address at 68-70, boulevard de la Pétrusse, L-2320 Luxembourg, Grand Duchy of Luxembourg, and registered with the Luxembourg Trade and Companies Register (Registre de commerce et des sociétés, Luxembourg) under number B 176906.

[Phoenix II - Signature page to the First Supplemental Indenture]

TRUSTEE:

GLAS TRUST COMPANY LLC, as Trustee

By:	/s/ Katie Fischer
	Name:	Katie Fischer
	Title:	Vice President

GLAS TRUST COMPANY LLC, as Collateral Trustee

	By:	/s/ Katie Fischer
	Name:	Katie Fischer
	Title:	Vice President

[Phoenix II - Signature page to the First Supplemental Indenture]

Schedule 1

Issue Date Guarantors

1.	Seadrill Rig Holding Company Limited

2.	Seadrill Treasury UK Limited

3.	Seadrill Gemini Ltd.

4.	Seadrill Eclipse Ltd.

5.	Seadrill Carina Ltd.

6.	Seadrill Tellus Ltd.

7.	Seadrill Saturn Ltd.

8.	Seadrill Jupiter Ltd.

9.	Seadrill Gulf Operations Neptune LLC

10.	Sevan Drilling North America LLC

11.	Seadrill Deepwater Drillship Ltd.

12.	Seadrill Polaris Ltd.

13.	Seadrill UK Ltd.

14.	Seadrill Global Services Ltd.

15.	Seadrill Management Ltd.

16.	Aquadrill Operating LP

17.	Aquadrill LLC

18.	Eastern Drilling AS

19.	Seadrill Offshore AS

20.	Seadrill Americas, Inc.

21.	Aquadrill Opco Sub LLC

22.	Aquadrill Capricorn Holdings LLC

23.	Seadrill Sevan Holdings Limited

24.	Seadrill Investment Holding Company Limited

25.	Seadrill North Atlantic Holdings Limited

26.	North Atlantic Phoenix Ltd.

27.	Seadrill Norway Operations Ltd.

28.	North Atlantic Elara Ltd.

29.	Sevan Louisiana Hungary Kft.

30.	Seadrill Neptune Hungary Kft.

31.	Seadrill Auriga Hungary Kft.

32.	Seadrill Vela Hungary Kft.

33.	Seadrill Mobile Units Nigeria Limited

34.	Aquadrill China Operations Ltd. S.à r.l.